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                                                                  Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider, Michael T. Fries and Bernard
G. Dvorak, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the issuance and sale by UIH Asia/Pacific Communications, Inc., a Delaware corporation (the "Company"), of shares of the Company's Class A Common Stock, par value $.01 per share ("Common Stock"), and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Class A Common Stock with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date:  November 12, 1996                 /s/ Gene W. Schneider
                                         -------------------------------------
                                         Gene W. Schneider

Date:  November 12, 1996                 /s/ Michael T. Fries
                                         -------------------------------------
                                         Michael T. Fries

Date:  November 11, 1996                 /s/ Bernard G. Dvorak
                                         -------------------------------------
                                         Bernard G. Dvorak

Date:  November 4, 1996                  /s/ Albert M. Carollo
                                         -------------------------------------
                                         Albert M. Carollo

Date:  November 4, 1996                  /s/ Lawrence J. DeGeorge
                                         -------------------------------------
                                         Lawrence J. DeGeorge

Date:  November 4, 1996                  /s/ William J. Elsner
                                         -------------------------------------
                                         William J. Elsner

Date:  November 12, 1996                 /s/ Joseph E. Giovanni
                                         -------------------------------------
                                         Joseph E. Giovanni

Date:  November 4, 1996                  /s/ Edward G. Jepsen
                                         -------------------------------------
                                         Edward G. Jepsen

Date:  November 8, 1996                  /s/ Antony P. Ressler
                                         -------------------------------------
                                         Antony P. Ressler

Date:  November 12, 1996                 /s/ Curtis Rochelle
                                         -------------------------------------
                                         Curtis Rochelle

Date:  November    , 1996
                ---                      -------------------------------------
                                         Mark L. Schneider

Date:  November 5, 1996                  /s/ Bruce H. Spector
                                         -------------------------------------
                                         Bruce H. Spector

Date:  November 11, 1996                 /s/ Valerie L. Cover
                                         -------------------------------------
                                         Valerie L. Cover